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Exhibit 10.22

AMENDMENT NO. 1 TO PATENT LICENSE AGREEMENT

        This AMENDMENT No. 1 to PATENT LICENSE AGREEMENT ("Amendment") is made and entered into as of the 28th day of February 2002, to be effective march 31, 2002, by and between NOMOS CORPORATION ("Licensee") and the Board of Regents ("Board") of the University of Texas System, collectively referred to as "the Parties."

RECITALS

        A.    Board and Licensee entered into a Patent License Agreement having an effective date of October 21, 1998 ("License").

        B.    Board and Licensee wish to amend the terms of the License as set forth below, to change the minimum royalties, the due date of the minimum royalties, and to extend the term of the License.

        C.    As a condition of enactment of this Amendment No. 1. All royalties and minimum payments which are owed under the term specified in Section 5.1 of the License Agreement dated October 21, 1998 shall be paid.

        NOW, THEREFORE, it is hereby agreed as follows:

          1.     Section 5.1 of the License shall be revised to read in its entirety as follows:

            "5.1 In Consideration of rights granted by Board to Licensee under this Agreement, Licensee will pay Board the following:

              a.     A royalty, payable quarterly, beginning march 31, 2002, of $6,000 for all new Sales, in conjunction with the Sale of a Peacock(R)System, of a Licensed Product as defined in the License, manual or otherwise;

              b.     A minimum annual royalty of %50,000 due within 30 days of March 31st of each year, beginning March 31, 2003."

          2.     Section 5.5 shall be revised to read in its entirety as follows:

            "5.5 All amounts payable here by Licensee must be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind, except as required by applicable law. Checks must be payable to Board of Regents, The University of Texas System, and shall be delivered to:

        Victor M. Saenz
        Office of Technology Ventures
        San Antonio Technology Center
        3463 Magic Drive, Suite 350
        San Antonio, Texas 78229"

          3.     Sections 6.2 and 6.3 of the License shall be deleted in their entirety.

        4.     Section 15.2 of the License shall be revised to read as follows:

            "15.2   Any notice required by this Agreement must be given by prepaid, first class, certified mail, return receipt requested, addressed in the case of University to:

        The University of Texas Health Science Center at San Antonio
        Office of Technology Ventures
        San Antonio Technology Center
        3463 Magic Drive, Suite 350
        San Antonio, Texas 78229
        ATTENTION: Alan H. Dean,
        Director of Technology Development and Commercialization
        FAX: (210) 567-1337
        PHONE: (210) 567-0150

        With copies to:

        Board of Regents
        The University of Texas System
        201 West 7th Street
        Austin, Texas 78701
        ATTENTION: Office of General Counsel
        FAX: (512) 4494523
        PHONE: (512) 499-4462

        Or in the case of Licensee to:

        NOMOS Corporation
        2591 Wexford Bayne Road
        Sewickley, PA 15143
        ATTENTION: Fred Marroni,
        Vice President, Engineering and Development
        FAX: (724) 934-5488
        PHONE: (724) 934-8200

        Or other addresses as may be given from time to time under the terms of this notice provision."

          5.     Section 6.1 of the License shall be revises to read as follows:

            "6.1 The term of this Agreement shall be two (2) years from the Effective Date of March 31, 2002."

          6.     Except as provided in this Amendment, all other terms, conditions, and provisions of the License shall continue in full force and effect as provided therein.

SIGNATURES ON THE FOLLOWING PAGE.

        IN WITNESS THEREOF, the Parties have entered into this Amendment effect as of the date set forth above.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		NOMOS CORPORATION
By:	/s/ FRANCISCO G. CIGARROA Francisco G. Cigarroa, M.D. President The University of Texas Health Science Center at San Antonio	By:	/s/ JOHN W. MANZETTI John W. Manzetti CEO and President
Date:	4-2-02	Date:	March 20, 2002
Approved as to Form:
By:	/s/ ALAN H. DEAN Alan H. Dean, M.B.A. Office of Technology Ventures
Date:	3/26/02
Approved as to Content:
By:	/s/ H. STEVE LYNCH H. Steve Lynch Executive Vice President for Business Affairs
Date:	4-2-2002

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  Exhibit 10.22
AMENDMENT NO. 1 TO PATENT LICENSE AGREEMENT